Exhibit 99.2

Hotel Booking Experience Reimagined August 2021

Important Legal Notices Astrea Acquisition Corp . , a Delaware corporation (“Astrea”), Lexyl Travel Technologies, LLC, DBA HotelPlanner . com, a Florida limited liability company, and Benjamin & Brothers, LLC, DBA Reservations . com, a Florida limited liability company (together with Lexyl Travel Technologies, LLC, DBA HotelPlanner . com, the “Companies”), and their respective directors, executive officers, members, managers, employees and other persons, may be deemed to be participants in the solicitation of proxies from the holders of Astrea’s common stock in respect of the proposed transaction described herein (the “Transaction”) . Information about Astrea’s directors and executive officers and their ownership of Astrea’s common stock is set forth in Astrea’s Prospectus, dated February 3 , 2021 , filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing . Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Transaction when it becomes available . These documents can be obtained free of charge from the sources indicated above . In connection with the Transaction, Astrea will file relevant materials with the SEC, including a proxy statement on Schedule 14 A . Promptly after filing its definitive proxy statement with the SEC, Astrea will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction, and other proposals . INVESTORS AND SECURITY HOLDERS OF ASTREA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASTREA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASTREA, THE COMPANIES, AND THE TRANSACTION . The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Astrea with the SEC, may be obtained free of charge at the SEC’s website (www . sec . gov) or by writing to Astrea at : 55 Ocean Lane Drive, Apt . 3021 , Key Biscayne, Florida 33149 . 2

Forward Looking Statements and Risk Factors This presentation contains certain “forward - looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 , both as amended by the Private Securities Litigation Reform Act of 1995 . Statements that are not historical facts, including statements about the execution of definitive agreements relating to the Transaction by and among Astrea and the Companies, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward - looking statements . Such statements include, but are not limited to, statements regarding the Transaction . The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward - looking statements . These forward - looking statements are not guarantees of future performance and are inherently subject to various risks, uncertainties, and assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, that could cause the actual results to vary materially from those indicated or anticipated . Such risks and uncertainties include, but are not limited to : (i) risks related to the timing of the completion of the Transaction, (ii) the ability to satisfy the various conditions to the closing of the Transaction set forth in the Agreement and Plan of Merger providing therefor (the “Agreement”), (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise) of the Companies, taken as a whole ; (v) risks related to disruption of management time from ongoing business operations due to the Transaction ; (vi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Astrea’s common stock ; and (vii) other risks and uncertainties and other factors identified in Astrea’s prior and future filings with the SEC, available at www . sec . gov . 3

Non - GAAP Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"), including Adjusted EBITDA and Adjusted EBITDA margin. These non - GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. The non - GAAP financial measures used by the Company may differ from similarly titled measures presented by other companies. A reconciliation of non - GAAP measures to GAAP measures is contained in the appendix to this presentation. The Company's management uses Adjusted EBITDA and Adjusted EBITDA margin to, among other things: (i) monitor and evaluate the performance of its business operations; (ii) facilitate its management’s internal comparisons of its historical operating performance and (iii) analyze and evaluate financial and strategic planning decisions regarding future operating investments and operating budgets. In addition, the Company’s management uses Adjusted EBITDA and Adjusted EBITDA margin to facilitate management’s external comparisons of the Company’s results to the historical operating performance of other companies that may have different capital structures and debt levels. The Company defines Adjusted EBITDA to include net income before: (1) interest; (2) income taxes; (3) depreciation and amortization expense; (4) normalized members’ expense; (5) PPP funding forbearance; and (6) other one - time expenses. The Company also uses Adjusted EBITDA margin, which the Company calculates as Adjusted EBITDA as a percentage of revenue. We have included a reconciliation of Adjusted EBITDA to net income (loss) for completed periods in Appendix A at the end of this presentation. We have not included a similar reconciliation for projected Adjusted EBITDA for future periods because such information cannot be provided at this time, due to the variability in certain amounts that would be included therein, including non - cash items and stock - based compensation expense. 4

Table of Contents 5 1 Transaction Summary 2 How We Operate 3 How We Generate Value 4 Financial Overview 5 Appendix

6 Astrea Acquisition Corp. Overview Astrea Acquisition Corp. (ASAX), a NASDAQ listed SPAC, IPO’d in February 2021 with $172.5M cash - in - trust Experienced team with solid track record + The Astrea Management Team and Board of Directors have very robust investment experience in both liquid and illiquid markets + Astrea’s team has a proven track record of sourcing, underwriting and investing in a significant number of highly attractive risk - adjusted investment opportunities Proven and successful SPAC experience Mohsen Moazami Chairman of the Board Felipe Gonzalez Chief Executive Officer Jose Luis Cordova Chief Financial Officer + The Astrea Management Team was part of the leadership team of Opes Acquisition Corp. (OPES) + Opes completed a business combination with BurgerFi , a novel fast - casual “better burger” concept + The BurgerFi investment, which closed in December 2020, was one of the most successful SPAC transactions of 2020 Refined & sound strategy + Invest in a technology enhanced high - growth company that has a clearly differentiated business model and is disrupting a traditional sector through a technological and operational differentiator

Sources Uses HP Net Cash from Balance Sheet 1 10.0 Reservations.com Secondary Proceeds 25.0 Fees and Expenses 26.7 Total Uses $647.5 Total Sources $647.5 Transaction Overview 7 Key Highlights Estimated Sources & Uses ($M) Pro Forma Ownership 2 Astrea Investor Shares Astrea Sponsor Shares Existing HotelPlanner Shareholders Existing Reservations.com Shareholders + Three - way merger between Astrea Acquisition Corp., HotelPlanner, and Reservations.com Astrea Cash in Trust $172.5 Cash to Balance Sheet $120.8 + $567.1M Post - Money Valuation Equity Rollover - HotelPlanner 334.8 Equity Rollover 465.0 – 4.45x 2021E Revenue of $127.5M Equity Rollover - Reservations.com 130.2 HotelPlanner Secondary Proceeds 10.0 – 3.34x 2022E Revenue of $170.0M + Earnout based on stock price performance at the following dates: – 04/30/2023 – 5M shares if share price greater than or equal to $15.00 per share – 04/30/2024 – 8M shares if share price greater than or equal to $18.00 per share – 04/30/2025 – 7M shares if share price greater than or equal to $21.00 per share + $35M+ in secondary proceeds primarily to effectuate combination 25% between HotelPlanner and Reservations.com + 11 - member board led by Chairman and CEO Tim Hentschel includes 6 7% independent board members with leadership experience in technology, media, and government 49% + HotelPlanner shareholders, Reservations.com shareholders, and Astrea Acquisition Corp. sponsor shares subject to 6 - month lockup 19% 1) Net cash includes cash and debt from both HotelPlanner and Reservations.com 2) Based on transaction price per Astrea share of $10.00

HotelPlanner at a glance 8 OV E R V IE W Our proprietary AI - based tech platform is one of the most efficient and personalized ways to book hotels Our unrivaled technology gives us an edge Optimizes customer acquisition and booking experience Scalable and customizable platform for booking partners Acquire, support and retain customers and partners in a mutually beneficial way Drives more traffic to our portfolio of sites Greater flexibility to integrate all products into a universal solution Full support and control of the user experience for gig - based travel agents Key A ttr i bu t e s Unpublished “Closed User Group” discount rates in private sale environments Highly personalized booking experience through 24/7 Global Gig - Based Travel Agents 50,000+ Direct Hotel Partner relationships built over two decades Diversified revenue sources and organic & external growth opportunities Seasoned hospitality and technology innovators with 220+ years of combined experience Closed User Group Rates + AI Tech Platform + Global Gig - Based Travel Agents + Hotel Partners = Hotel Booking Experience Reimagined

Hotel booking platform ready to take advantage of the industry’s inflection point Collection of leading players deeply entrenched in the online travel ecosystem 9 ST R AT EG I C M ER G ER THREE POWERFUL BRANDS IN THE TRAVEL TECHNOLOGY SPACE Transaction Highlights and Business Synergies Merger of leading players that are deeply entrenched across the online travel value chain Proprietary technology platform provides unpublished rates to Closed User Groups Scalable platform that leverages deep hotel relationships to provide a highly personalized booking experience Exceptional management team led by seasoned travel experts with 220+ years of combined experience Large, attractive market with opportunities for near - term organic and external growth Business model that has been profitable since founding, with immediate and tangible synergies + +

Online travel industry approaching the apex of the turn 1) McKinsey Global Institute, “The consumer demand recovery and lasting effects of COVID - 19”. 2) PwC, “Hospitality Directions US”, Outlook Tables. 3) McKinsey & Company, “COVID - 19 Tourism spend recovery in numbers”. 10 UNI Q UE I NV E S T M E NT O P P O RT UNI T Y Four key drivers of the industry recovery: 83 % US adults want to book their trips online 148 M+ Travel bookings made annually (USA) 5 2x Pace in online bookings compared to overall category 4 2020 savings as a ratio of 2019 savings Private consumption Di s po s ab l e i n c o me 4) Tourism Economics and U.S. Travel Association. 5) Truist Securities Research 6/24/21. - 3 - 7 - 6 - 4 1.1x 1.6x 1.5x 2.3x - 11 - 1 2.6x Shift to digital and mobile 4 Do m es t i c O u t bound C h i n a Fr an ce 3 0 Germany United Kingdom United States 0 6 Projected recovery by segment, index (2019 – 100) Demand recovery will be led by leisure travelers 2 OCCUPANCY AVG. DAILY RATE $103.00 → $118.50 $45.38 → $73.25 R E VE NUE PE R AVAILABLE ROOM 202 0 2022 45% → 62% + 17% + 15% + 61% 1 Travel industry is expected to be driven by disposable income 1 2 Domestic Travel will be the first to recover 3 Private consumption and disposable income, 2020 vs. 2019, YoY real change, % 3 4

1,026 1,147 1,213 633 870 1,028 1,163 1,247 1,329 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 Business and Leisure Travel Expenditure 3 US$bn 1,081 2 0 24 2 0 25 The current moment in the road to recovery presents a unique opportunity 11 UNI Q UE I NV E S T M E NT O P P O RT UNI T Y CONSUMER TRAVEL TRENDS 90 % of U.S. consu m e r s Expect to take a trip in 2021 1 80 % of global consu m e r s $1.2T By 2025 – projected total domestic and international travel spending 2 48 % O ppo r t un i t y f or HotelPlanner 23% 7% YoY growth rate Market decline 1) Jefferies Research 6/18/21 2) Tourism Economics and U.S. Travel Association 3) Business and leisure travel for outbound and domestic trips, including expenditure for transport, accommodation, entertainment, food & beverages, activities, retail & others.

How We Operate 12

13 HO T E L P L A NNE R M A NA G E M E NT T E A M Tim Hentschel CEO/Chairman of the Board Co - Founder, HotelPlanner + 3rd generation hotelier, company visionary & driving force for hotel industry innovations + Awarded prestigious Cornell Hospitality Innovator Award 2018 John Prince President / CIO Co - Founder, HotelPlanner + Architect driving the product & roadmap with a deep understanding of the global hotel market + Prior experience with Capital One and IBM as a Senior Software Engineer Bruce Rosenberg COO, HotelPlanner + Veteran executive of travel & hospitality industry working in management roles with Expedia, Hilton, Marriott & United Airlines + Broad expertise in organizational management, online marketing & customer relationship management on a global scale. Joe Groglio CFO, HotelPlanner + Seasoned financial executive with experience at Fortune 200 travel and consumer products sectors, including KPMG, PepsiCo & Hertz. + Background in accounting & management leading companies from private equity ownership to public offerings Yatin Patel Co - Founder, Reservations.com + Leader and innovator in travel/hospitality market; has served at the forefront of digitization of the space + Previously co - founded and operated numerous online travel businesses Mahesh Chaddah Co - Founder, Reservations.com + Extensive background in computer science, web development and advanced analytics and 15+ years of online travel experience + Previously co - founded and operated numerous online travel businesses * * * * * B o a r d m e m b e r

14 NO N - EM PL O YEE D I R EC T O R S Dylan Ratigan former MSNBC host of “The Dylan Ratigan Show” + Co - host of “Truth or Skepticism” on Tastytrade.com + New York Times best - selling author, filmmaker and veteran of financial and global cable news Jeff Goldstein former President of Pricegrabber + Founder at Castle Valley Partners + Former Chief Strategy Officer at Apex Clearing Corporation, a digital clearing and custody engine + Former Chief Digital Officer at Aristocrat, a provider of gaming and casino management systems Dieter Huckestein former CEO of Conrad Hotels + Former President of Hilton Global Alliance + Former Chairman of American Hotel & Lodging Association Mohsen Moazami former President of Cisco Systems + Chairman of the Board, Astrea Acquisition Corp + Managing Partner, Seif Capital + Advisor and Board member to numerous companies globally Jim Wilkinson Chairman/CEO, Trailrunner International + Vice Chairman of MDH SPAC + Former SVP, Head of International Corporate Affairs for Alibaba Group + Former Chief Communications Officer at PepsiCo Gianno Caldwell Fox News political analyst + Founder/Principal of Caldwell Strategic Consulting, a bipartisan firm focusing on healthcare, financial services, energy and local government issues + Host of the IHeart podcast Outloud with Gianno Caldwell + Author of “Taken for Granted” Kate Walsh Dean of the Cornell University School of Hotel Administration + E.M. Statler Professor and Professor of Management, School of Hotel Administration & Cornell SC Johnson College of Business, Cornell University + Board member of the American Hotel & Lodging Association + Former C.P.A.

DI S RUP T I V E B US I NE S S M O DE L PERSONALIZED & CUSTOMIZED EXPERIENCE We build on our Proven business model QUALITY CUSTOME R SERVICE DECADES OF ESTABLISHED RELATIONSHIPS ACCESS TO CLOSED USER GROUP RATES … and combine it with a Next Generation user experience & booking engine ARTIFICIAL INTELLIGENCE 24/7 GLOBAL GIG - BASED CUSTOMER SERVICE PLATFORM POWERIN G CUSTOM BOOKINGS VIA AFFILIATES & OTA’S 15

WHAT ARE CLOSED USER GROUP RATES? Unpublished discount rates offered to travelers with a specific affiliated group Pro & Amateur Sports Leagues Industry conferences, Associations + Weddings, Reunions, Tour Groups + + + Business meetings & corporate incentives + Complementary – not competitive – relationships with Online Travel Agencies + Higher margin revenue with fewer cancellations + Larger proportion of higher - margin Merchant of Record transactions that optimize cashflow + Strengthens already - sticky relationships with enduring hotel partners C L O S E D U S E R G R O U P S 16 “Closed User Group” discount rates create customer stickiness HOW CLOSED USER GROUP RATES BENEFIT HOTELPLANNER CLOSED USER GROUP RE L A TIO NSH I P S

3 O T A C LI EN TS Customer searches for hotel online Customer visits wedding planning site and requests accommodation Customer searches on an OTA website for 9+ room groups, meetings or events SEO/SEM drives Individual or Group Customer to HotelPlanner.com HotelPlanner.com ‘white label’ booking engine HotelPlanner.com ‘white label’ booking engine Customer choice Books hotel with a pre - payment to HotelPlanner.com at Closed User Group rate or can pay at hotel Customer stays at hotel, has a positive booking experience, and repeats business Customers are offered a competitive rate and different payment options to create stickiness 1 2 HOTELPLANNER DIRECT AFFILIATE PARTNER Attracting customers through three diverse pathways 17 TH E C U S TO M E R J O U R N E Y 50 K Direct hotel partnerships

Scalable and flexible gig economy customer service model with access to ongoing training and support Access to proprietary, AI technology platform which delivers group rates to gig - based travel agents Network of highly - trained, global gig - based travel agents who can provide local travel advice Our global gig - based travel agents only require WiFi and a headset TA K I N G A D V A N TA G E O F TH E G I G E C O N O M Y 18

How We Generate Value 19

SEARCH ENGINE M ARK ET I N G / PAY PER CLICK SEARCH ENGINE O PT I M I Z A T ION A FF I L I A TE N ET W O RK HYBRID MARKETING STRATEGY ~70 % Strategic paid advertising plan enabling predictable traffic stream ~15 % Sophisticated, time - tested strategy driving organic traffic ~15 % Network of strong affiliate partner relationships to boost bookings across platforms BEST I N BR EED M AR KET I N G ST R AT EG Y Hybrid customer acquisition approach drives booking volume and repeat business 20 Best - of - breed strategy guarantees steady stream of bookings and unlocks marketing & margin efficiency plays ~ $2 . 5 B Accumulated Boo k in g V olu me 14 % CAGR Revenue 2018 - 2021E Note: 2018 – 2020 financial information is unaudited; marketing spend percentages are based on 2021 - 2025 forecasted financials

21 ME R C H A N T O F R E C O R D MO D E L HotelPlanner embraces the more profitable Merchant of Record model PR O CESS + Customer provides credit card at check - in + HotelPlanner bills hotel for guest stay + Hotel pays HotelPlanner P ay m e nt Pr o cess ing Customer selects hotel 1 2 3 Books prepaid rate Pays with credit card upfront Bill customer’s credit card at time of sale Wholesaler pays hotel HotelPlanner pays wholesaler 2x per month for post stay bookings PROCESS + Bill customer credit card at time of sale + Pay hotel day of arrival via virtual credit card + HotelPlanner keeps margin + + + + + + + Bill customer’s credit card at time of sale HotelPlanner Pays OTA (i.e. Expedia) Immediately OTA (i.e. Expedia) pays hotel HotelPlanner keeps margin Rate Obtained D i r ec tly f r om Hotel Wholesaler O T A MERCHANT OF RECORD MODEL T R A VE L A G ENC Y MO DE L Customer selects hotel 1 2 3 Books “Pay at Hotel” rate Customer pays at hotel at check - out $$$ $ $$

Financial Overview 22

HotelPlanner by the numbers ~$1.2 B Estimated Gross Booking Volume by 2023 $ 170 M 2022E Revenue 42% 2020 - 2023E Revenue CAGR 12% 49% $ 11 M / $ 13 M 2022E Adjusted EBITDA Margin, 2022E CUG Revenue, expected Revenue and operating synergies already poised to scale to become larger part of business identified for 2022 mix over time Minimal Debt foundation of a strong balance sheet 1 Bootstrapped from the beginning Platform built for acquisitions 23 Note: 2020 financial information is unaudited; forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) HotelPlanner and Reservations.com combined have $1M in Total Debt as of July 2021.

Closed User Group Bookings Advertising Diversified and complementary revenue sources differentiate our market position $ 170 M of 2022E Revenue 49% 24 Key Differentiator Leader in bookings for Closed User Groups, delivering unpublished rates in private sale environments to both individuals and groups 1 % Nascent but fast - growing advertising business on HotelPlanner websites Partnerships 2 % Exclusive partnerships and preferred memberships for most critical relationships 47 % Non - Closed User Group Bookings 50K+ Hotels Direct relationships with over 50,000 hotels where HotelPlanner can take a traveler from end - to - end RE V E NUE S O URCE S Note: Forecasted pro forma numbers include synergies but not incremental impact of Astrea’s capital infusion

High growth and scaling profitability Note: 2018 - 2020 financials is unaudited; forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 25 $ in Millions Gross Bookings Volume Revenue and Adj. EBITDA Margin $632 $676 $480 $709 $976 $1,188 $1,500 2018A 2019A 2020A 2021E 2022E 2023E 2024E $85 $97 $75 $128 $170 $215 $273 7% ( 4% ) 5% 15% HotelPlanner Revenue declined only ~23% in 2020 vs. ~50% drop on average for major OTAs; 2021E Revenue forecast to exceed 2019 revenue by 31% 12% 9% 19% 2018A 2019A 2020A 2021E 2022E 2023E 2024E

HotelPlanner has shown more resilience through COVID - 19 than other travel players 26 HotelPlanner already exceeding 2019 revenue while other travel companies 1 experiencing drawn - out recovery Industry Consensus vs. HotelPlanner (% of 2019 Revenue) Actuals Estimates (20%) 2019 2 20% 60% 100% 140% 180% Q 1 ' 20 A Q 3 ' 22 E Q 4'22 E Q2'20A Q3'20A Booking Holdings Q4'20A E x p e d i a Q1'21A T r i p . c o m Q 2 ' 21 E Q 3 ' 21 E HotelPlanner Q4'21E Q1'22E Despegar 3 Trivago Q2'22E T r i p A d v i s o r 183% 122% 112% 102% 102% 100% 92% 138% 169% Source: FactSet as of 08/06/21 Note: 2019, 2020, and Q1 2021 financial information is unaudited and forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) Webjet and MakeMyTrip are excluded from public comparables due to no quarterly estimates for CY 2022E 2) Percentages represent the delta of each quarter to its respective quarter in 2019 3) Reported revenue was negative in Q2 2020

RE V E NUE A ND O P E RA T I NG S Y NE RG I E S Synergies will boost revenue & adjusted EBITDA in 2022 Shift of Reservations.com’s offline bookings to HotelPlanner’s Closed User Group platform Offline bookings are shifted to higher margin Closed User Group pipeline Incremental revenue driven by supply mix change of HotelPlanner inventory / rates Increasing commission rates over the forecast period Scaling of S&M spend Decreasing S&M expenses as a % of revenue over the forecast period Reduced costs associated with global gig - based customer service platform Increased reliance on Hotel Planner’s homegrown AI - enabled technology Reduced operating expenses Operational leverage driven by scale and elimination of redundant expenses 27

Growth and operating leverage over time 28 2021E 2022E 2023E A T SCA L E REVENUE GROWTH 71% 33% 26% 20 - 25 % GROSS MARGIN 94% 94% 94% 94% + S&M % of revenue 75% 69% 68% 57 - 65 % R&D % of revenue 3% 2% 2% 2 - 4 % G&A % of revenue 13% 11% 10% 6 - 9 % ADJUSTED EBITDA Margin 5% 12% 15% 20 - 27 % Note: Forecasted financials include synergies but not incremental impact of Astrea’s capital infusion

HotelPlanner compares favorably to publicly traded travel technology companies 29 Co m p a r a b l e M e d i a n: 59% Co m p a r a b l e M e d i a n: 97% Source: Company filings, FactSet, Capital IQ as of 08/06/21 Note: HotelPlanner forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) HotelPlanner metric based on adj. EBITDA; Despegar and MakeMyTrip excluded due to negative CY 2021E EBITDA 2) Not yet publicly traded; figures are based on adj. revenue and adj. EBITDA figures from investor presentation published 07/23/21 174% 111% 109% 108% 101% 97% 95% 89% 85% 77% 131% 89% 74% 69% 69% 59% 56% 56% 46% 46% 2021E Revenue as % of 2019A Revenue 2022E Revenue as % of 2019A Revenue 2021E - 2023E EBITDA CAGR 1 128% 228% 119% 98% 82% 65% 58% 23% Co m p a r a b l e M e d i a n: 82% 2 2 2

3 . 3x 8 . 5x 5 . 9x 5 . 6x 4 . 9x 3 . 9x 3 . 0x 2 . 3x 1 . 4x 1 . 3x 4 . 4x 10 . 5x 9 . 6x 9 . 4x 8 . 7x 5 . 9x 4 . 5x 3 . 1x 2 . 5x 2 . 1x 30 Compelling relative valuation 30 Co m p a r a b l e M e d i a n: 5.9x Co m p a r a b l e M e d i a n: 3.9x EV / 2021E Revenue EV / 2022E Revenue Source: Company filings, 451 Research, FactSet, Capital IQ as of 08/06/21 Note: 2018 - 2020 financial information is unaudited; forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) Not yet publicly traded; multiples are based on EV and adj. revenue figures from investor presentation published 07/23/21 1 1

US E O F P RO CE E DS Proceeds to turbo charge growth Working capital to fund combined, larger business M&A firepower for targets in attractive tangential markets Increased performance marketing spend to increase growth and enhance predictability Increased IT investment to enhance spur growth and reduce call center spend over time Increased sales headcount and enhanced marketing initiatives 31 Note: 2018 - 2020 financial information is unaudited

Thank you 32

App e nd ix 33

2018A 2019A 2020A 2021E 2022E 2023E Bookings Gross Bookings Volume $632.4 $676.0 $479.9 $709.5 $975.6 $1,187.8 % G r o w t h 7% (29%) 48% 38% 22% Revenue CUG 1 $24.6 $26.6 $17.7 $49.7 $82.9 $112.5 Non - CUG 2 53.4 59.2 53.3 76.0 80.7 90.2 Advertising 6.2 9.4 2.3 0.1 2.2 7.0 O t he r 3 0.9 2.2 1.5 1.8 4.1 5.1 Total Revenue $85.1 $97.4 $74.8 $127.5 $170.0 $214.7 % G r o w t h 14% (23%) 71% 33% 26% Cost of Sales 6.1 5.1 4.5 8.2 10.6 12.6 G r o s s P r o f i t $79.0 $92.3 $70.3 $119.4 $159.4 $202.1 % M a r g i n 93% 95% 94% 94% 94% 94% Sales & Marketing 57.9 73.3 63.4 95.6 117.3 146.0 % of Revenue 68% 75% 85% 75% 69% 68% Research & Development 2.6 3.3 3.1 3.7 4.0 4.4 % of Revenue 3% 3% 4% 3% 2% 2% General & Administrative 13.0 13.5 9.2 16.4 18.6 20.9 % of Revenue 15% 14% 12% 13% 11% 10% Total Operating Expenses $73.5 $90.0 $75.7 $115.6 $139.9 $171.3 % of Revenue 86% 92% 101% 91% 82% 80% EBITDA $5.5 $2.3 ($5.4) $3.8 $19.4 $30.8 % M a r g i n 6% 2% (7%) 3% 11% 14% Reservations.com Add - backs 4 1.9 2.6 1.2 1.2 0.0 0.0 HotelPlanner Add - backs 5 0.6 1.6 1.4 1.2 1.0 1.3 Adjusted EBITDA $8.0 $6.5 ($2.8) $6.2 $20.4 $32.1 % M a r g i n 9% 7% (4%) 5% 12% 15% Depreciation & Amortization 1.8 2.1 2.4 2.6 2.5 2.1 EBIT $6.2 $4.4 ($5.2) $3.6 $17.9 $30.1 % M a r g i n 7% 4% (7%) 3% 11% 14% 34 HotelPlanner P&L $ in Millions Note: FY 2020 and forecasted financials are unaudited and forecasted financials include revenue and operating synergies but not incremental impact of Astrea’s capital infusion 1) CUG revenue is net of booking cost and includes individual CUG booking revenue as well as group booking revenue 2) Non - CUG revenue is net of booking cost and includes service fee revenue 3) Other include HotelPlanner SaaS, HotelPlanner preferred memberships and Reservations.com’s other revenue 4) Reservations.com add - backs include normalized members’ expense and other miscellaneous one - time expenses 5) HotelPlanner add - backs include PPP funding forbearance and other miscellaneous one - time expenses

2018A 2019A 2020A Net Income (Loss) $3,806 $107 ($8,577) Reconciliations Other Expense / (Income) ($114) $16 $782 Income Tax / (Benefit) 1 7 9 D&A 1,773 2,133 2,411 Normalized Members' Expense 1,193 1,193 1,193 PPP Funding Forbearance 0 0 1,400 Other Miscellaneous One - Time Expenses 1,292 3,060 0 Adjusted EBITDA $7,951 $6,515 ($2,781) 35 Non - GAAP Measure Reconciliation $ in Thousands Note: FY 2020 financials are unaudited